UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

November 6, 2023

Date of Report

(Date of earliest event reported)

COHBAR, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38326	26-1299952
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1455 Adams Drive, Suite 1308

Menlo Park, CA 94025

(Address of principal executive offices, including Zip Code)

(650) 446-7888

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CWBR	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director

On November 6, 2023, the Board of Directors (the “Board”) of CohBar, Inc. (“CohBar”) resolved to increase the size of the Board from seven to eight directors and to appoint Craig R. Jalbert to the Board to fill the newly-created directorship and to hold office until the next annual meeting of stockholders and until the election and qualification of his successor and be subject to his earlier death, resignation or removal, in each case effective immediately. Mr. Jalbert has not been appointed to any committee of the Board and, as of the date hereof, is not expected to be appointed to any committee of the Board.

In connection with his appointment, Mr. Jalbert will be compensated in the amount of $10,000 per month until CohBar files a certificate of dissolution with the Secretary of State of the State of Delaware. If CohBar stockholders approve a dissolution of CohBar and the Board determines to implement the dissolution, following the filing of the certificate of dissolution with the Secretary of State of the State of Delaware, Mr. Jalbert will be compensated in the amount of $50,000 per year for a period of three years. There are no arrangements or understandings between Mr. Jalbert and any other person pursuant to which Mr. Jalbert was selected as a director. There is no information that is required to be disclosed with respect to Mr. Jalbert pursuant to Item 404(a) of Regulation S-K.

Departure of Directors and Officers

On November 6, 2023, November 7, 2023 and November 9, 2023, each of Albion J. Fitzgerald, David L. Greenwood, Carol Nast, Misha Petkevich, Joseph J. Sarret, M.D., J.D., Effie Tozzo, Ph.D. and Joanne Yun, Ph.D., as applicable, notified the Board of his or her intention to resign from the Board and committees of the Board on which he or she served, effective November 10, 2023. None of the resignations were the result of any disagreements with CohBar or the Board on any matter relating to CohBar’s operations, policies or practices.

Joseph J. Sarret, M.D., J.D., CohBar’s President and Chief Executive Officer, at the direction of the Board, ceased to be an officer of CohBar, effective as of November 10, 2023. Mr. Sarret’s resignation was not the result of any disagreements with CohBar or the Board on any matter relating to CohBar’s operations, policies or practices.

Jeffery F. Biunno, CohBar’s Chief Financial Officer, at the direction of the Board, ceased to be an officer of CohBar, effective as of November 10, 2023. Mr. Biunno’s resignation was not the result of any disagreements with CohBar or the Board on any matter relating to CohBar’s operations, policies or practices.

Item 8.01 Other Events.

As previously disclosed, on November 1, 2023, CohBar announced its intention to commence the process of liquidating and dissolving itself in accordance with its organizational documents and applicable law. Due to anticipated but as yet unquantifiable expenses associated with the liquidation and dissolution process, an estimate of the amounts expected to be available to return to CohBar’s public stockholders, if any, cannot be provided at this time.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are not historical facts within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based only on CohBar’s current beliefs, expectations and assumptions regarding the future of CohBar’s business, future plans and strategies, projections, anticipated events and other future conditions. In some cases you can identify these statements by forward-looking words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “should,” “would,” “project,” “plan,” “expect,” “goal,” “seek,” “future,” “likely” or the negative or plural of these words or similar expressions. Examples of forward-looking statements contained in this Current Report on Form 8-K include statements concerning the compensation of Mr. Jalbert, our intention to commence the process of liquidating and dissolving, our anticipated but as yet unquantifiable expenses associated with the liquidation and dissolution process and our inability to provide an estimate of the amounts expected to be available to return to CohBar’s public stockholders, if any. You are cautioned that such statements are not guarantees of future performance and that actual results or developments may differ materially from those set forth in these forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include: risks associated with our ability to commence the liquidation and dissolution of CohBar, risks related to our ability to correctly estimate expenses associated with the termination of the Merger Agreement or the liquidation and dissolution of CohBar, unexpected costs, charges or expenses resulting from the termination of the Merger Agreement or the liquidation and dissolution of CohBar, as well as uncertainties regarding the impact any delay in the liquidation and dissolution process would have on the cash resources of CohBar and other events and unanticipated spending and costs that could reduce CohBar’s cash resources, risks associated with any potential litigation resulting from the termination of the Merger Agreement or the liquidation and dissolution of CohBar and additional risks described in the “Risk Factors” section of CohBar’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2023 and CohBar’s definitive proxy statement/prospectus filed with the Securities and Exchange Commission on September 12, 2023. Additional assumptions, risks and uncertainties are described in detail in CohBar’s registration statements, reports and other filings with the SEC and applicable Canadian authorities, which are available on CohBar’s website, and at www.sec.gov or www.sedar.com.

You are cautioned that such statements are not guarantees of future performance and that CohBar’s actual results may differ materially from those set forth in the forward-looking statements. The forward-looking statements and other information contained in this Current Report on Form 8-K are made as of the date hereof and CohBar does not undertake any obligation to update publicly or revise any forward-looking statements or information, whether as a result of new information, future events or otherwise, unless so required by applicable securities laws. Nothing herein shall constitute an offer to sell or the solicitation of an offer to buy any securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COHBAR, INC.

Date: November 13, 2023	By:	/s/ Craig R. Jalbert
	Name:	Craig R. Jalbert
	Title:	Authorized Signatory

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